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                                                                   EXHIBIT 10.37

                               OPTIONS AGREEMENT


                    THIS OPTIONS AGREEMENT, dated December 7, 1995, is among PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation ("Phoenix"), S-C PHOENIX HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware ("S-C"), and QUANTUM INDUSTRIAL PARTNERS LDC, a limited duration company organized under the laws of the Cayman Islands ("Quantum").

                    WHEREAS, AMERICAN AVIATION LIMITED ("AA"), an offshore limited life company organized under the laws of Mauritius, fifty (50%) percent of which is owned by S-C and fifty (50%) percent of which is owned by Quantum, has agreed to acquire ("Acquisition") twenty five (25%) percent of the equity of HAINAN AIRLINES, a company limited by shares organized under the laws of the People's Republic of China ("Hainan");

                    WHEREAS, S-C and Quantum own in the aggregate one hundred (100%) percent of AA and, on or before the closing of the Acquisition, will contribute to AA funds sufficient to enable AA to consummate the Acquisition;

                    WHEREAS, S-C and Quantum desire to grant to Phoenix an option to acquire a fifty (50%) percent interest in AA on the terms and conditions hereinbelow set forth;

                    WHEREAS, Phoenix desires to grant to each of S-C and Quantum an option to sell Phoenix up to one hundred (100%) percent of its interest in AA on the terms and conditions hereinbelow set forth.

                    NOW THEREFORE, in consideration of the premises, and the mutual agreements herein contained, the parties hereby agree as follows:

            SECTION 1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below:

            "AA" shall have the meaning set forth in the recitals.

            "AA AMOUNT" shall mean the greater of () the AA
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Investment or () eighty five (85%) percent of the aggregate AA Market Price for all outstanding AA Shares owned by S-C and Quantum.

            "AA INVESTMENT" shall mean twenty five million ($25,000,000) dollars, in the event the Call Option has not been exercised, or ten million ($10,000,000) dollars, in the event that the Call Option has been exercised.

            "AA MARKET PRICE" shall mean the average of the closing prices of sales of AA Shares on all domestic exchanges on which AA Shares may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day AA Shares shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 P.M., New York time, or if on any day AA Shares shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporation, or any similar successor organization, in each such case averaged over a period of 15 consecutive business days prior to the day as of which the AA Market Price is being determined; provided that if AA Shares are listed on any domestic exchange the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time AA Shares are not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the AA Market Price shall be deemed to be the fair market value thereof determined by an independent appraiser selected by S-C and Quantum and acceptable to Phoenix, taking into account the share of Hainan owned by AA, the underlying value of Hainan, the value of control, if any, of AA and all other pertinent factors of value other than liquidity of AA Shares.

            "AA PAYMENTS" shall mean the aggregate amount of all cash dividend payments made by or on behalf of AA to S-C and Quantum, in respect of or relating to the AA Shares, but expressly excluding the $2,000,000 financing fee received or receivable by S-C, Quantum or any affiliate of S-C or Quantum in connection with the Acquisition or any other fee or other





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compensation paid or payable to S-C, Quantum or any affiliate of S-C or Quantum for services rendered.

            "AA SHARES" shall mean shares of the capital of AA consisting of ordinary shares of $1.00 each.

            "ACTUAL PHOENIX VALUE" shall mean the amount resulting when the Phoenix Share Price is multiplied by the Put Exercise Price.

            "ACQUISITION DATE" shall mean the date on which the closing of the Acquisition occurs.

            "ACQUISITION" shall have the meaning set forth in the recitals.

            "AFFILIATE" shall mean, with respect to S-C and Quantum, (A)(a) any person or entity controlling, controlled by or under common control with S-C or Quantum and (b) if (1) controlling S-C or Quantum, such person or entity has a forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum, (2) controlled by S-C or Quantum, has a forty percent (40%) or more voting and beneficial ownership interest in such person or entity and (3) under common control with S-C or Quantum, the person(s) or entity(ies) having such common control have a forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum and such person or entity, and (B) any person or entity for which George Soros d/b/a Soros Fund Management or Chatterjee Fund Management Co. LP, a Delaware limited partnership, is acting as investment manager or investment adviser, in each case with investment discretion.

            "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are closed for general business.

            "CALL EXERCISE PRICE" shall have the meaning set forth in Section
2.1 hereof.

            "CALL OPTION" shall have the meaning set forth in Section 2.1 hereof.

            "CALL TERM" shall have the meaning set forth in Section





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2.1 hereof.

            "DETERMINATION DATE" shall mean a date during the Put Term selected by S-C or Quantum and identified in an Exercise Notice, which date shall be on or before the date of the applicable Exercise Notice, but shall not be more than ten Business Days prior to the date of such notice.

            "EXERCISE NOTICE" shall have the meaning given in Section 3.3 hereof.

            "FIRST PREFERENCE PERIOD" shall mean the time period commencing on the Preference Date and ending on the earlier of the Flip or the 100% Put Date.

            "FIRST PREFERENCE PERIOD AMOUNT" shall mean the amount equal to the quotient of (x) $8,000,000 minus Pre-Preference Period Payments, divided by (y) the sum of seventy-two (72%) percent plus ten (10%) percent of the aggregate Percentage Interest in AA held by S-C and Quantum on the Preference Date.

            "FLIP" shall have the meaning set forth in Section 2.4 hereof.

            "HAINAN" shall have the meaning set forth in the recitals.

            "LIQUIDATION AMOUNT" shall mean an amount equal to the excess, if any, of $8,000,000 over AA Payments made prior to the Liquidation Date.

            "LIQUIDATION DATE" shall have the meaning set forth in Section 2.6 hereof.

            "LIQUIDATION DIFFERENTIAL" shall mean an amount equal to the sum of the Pre-Liquidation Differential plus, if any, the Post-Liquidation Differential.

            "100% PUT" shall have the meaning given in Section 2.4 hereof.

            "PAYMENT DIFFERENTIAL" shall mean an amount equal to





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the difference between (i) the Percentage Interest in AA owned by Phoenix on the Preference Date multiplied by the total amount of dividend payments made by AA during the time period following the Preference Date until the applicable Determination Date, and (ii) all amounts received by Phoenix through such Determination Date pursuant to Section 2.4; provided that any amounts paid to Phoenix pursuant to Section 2.4(c) shall be excluded from the foregoing formula for purposes of calculating the Payment Differential.

            "PERCENTAGE INTEREST" shall mean the percentage obtained by dividing the number of AA Shares owned by a party by the aggregate number of AA Shares then outstanding.

            "PHOENIX" shall have the meaning set forth in the preamble.

            "PHOENIX MARKET PRICE" shall mean the average of the closing prices of the Phoenix Stock sales on all domestic exchanges on which the Phoenix Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Phoenix Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 P.M., New York time, or if on any day the Phoenix Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporation, or any similar successor organization, in each such case averaged over the business days occurring during a period of 30 consecutive calendar days prior to the day as of which the Phoenix Market Price is being determined; provided that if the Phoenix Stock is listed on any domestic exchange the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Phoenix Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the Phoenix Market Price shall be deemed to be the fair market value thereof as of the Determination Date determined by an independent appraiser selected by Phoenix and acceptable to S-C and Quantum taking





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into account the share of AA owned by Phoenix if any, the underlying value of
AA (if Phoenix owns any AA Shares), the value of control, if any, of Phoenix and all other pertinent factors other than liquidity of Phoenix Stock.

            "PHOENIX SHARE PRICE" shall mean eighty-five (85%) percent of the Phoenix Market Price.

            "PHOENIX STOCK" shall mean the common stock, par value $0.01, of Phoenix.

            "POST-LIQUIDATION DIFFERENTIAL" shall mean the amount resulting when the Liquidation Amount is multiplied by a fraction, the numerator of which is the Percentage Interest in AA held by Phoenix in the Preference Date and the denominator of which is the aggregate Percentage Interest in AA held by S-C and Quantum on the Preference Date.

            "PREFERENCE DATE" shall have the meaning set forth in Section 2.4 hereof.

            "PRE-LIQUIDATION DIFFERENTIAL" shall mean an amount equal to the difference between (i) AA Payments made during the time period following the Preference Date until (but not including) the Liquidation Date, multiplied by a fraction, the numerator of which is equal to the Percentage Interest in AA held by Phoenix on the Preference Date and the denominator of which is equal to the aggregate Percentage Interest in AA held by S-C and Quantum on the Preference Date, and (ii) all amounts received by Phoenix during the same time period; provided that any amounts paid to Phoenix pursuant to Section 2.4(c) shall be excluded from the foregoing formula for purposes of calculating the Pre-Liquidation Differential.

            "PRE-PREFERENCE PERIOD PAYMENTS" shall mean AA Payments made prior to the Preference Date.

            "PRINCIPAL DIFFERENTIAL" shall mean an amount equal to two times the difference between (i) the Percentage Interest in AA owned by Phoenix on the Preference Date multiplied by the First Preference Period Amount, and (ii) all amounts received by Phoenix during the First Preference Period.





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            "PUT CLOSING" shall mean the time at which (a) Phoenix shall cause to be issued to S-C and Quantum the number of Phoenix Shares equal to the Put Exercise Price and (b) S-C and Quantum shall cause to be issued to Phoenix the AA Shares sold pursuant to the Put Option.

            "PUT EXERCISE PRICE" shall have the meaning set forth in Section
3.1 hereof.

            "PUT OPTION" shall have the meaning set forth in Section 3.1 hereof.

            "PUT TERM" shall have the meaning set forth in Section 3.1 hereof.

            "QUANTUM" shall have the meaning set forth in the preamble.

            "S-C" shall have the meaning set forth in the preamble.

For purposes hereof, the term "dividends" shall include payments made by AA to redeem AA Shares.

            "SECOND PREFERENCE PERIOD AMOUNT" shall mean the number resulting when the First Preference Period Amount is multiplied by a fraction, the numerator of which is (x) eighty (80%) percent minus the Percentage Interest in AA held by S-C and Quantum on the Preference Date, and the denominator of which is (y) the Percentage Interest in AA held by S-C and Quantum on the Preference Date minus twenty (20%) percent.

            SECTION 2.       CALL OPTION.

                    2.1 OPTION TERMS. S-C and Quantum hereby grant to Phoenix an option ("Call Option") to purchase such number of AA Shares as shall, upon exercise, equal a Percentage Interest in AA not to exceed fifty (50%) percent in the aggregate. The Call Option shall be exercisable in accordance with Section 2.3 hereof, in whole but not in part, on any Business Day during the period ("Call Term") commencing on the Acquisition Date and ending on the first anniversary thereof. The exercise price for the Call Option shall be $15,000,000 ("Call Exercise Price").





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                    2.2      CONSIDERATION.  In consideration of the issuance
of the Call Option by S-C and Quantum to Phoenix, Phoenix shall, on the Acquisition Date, issue to S-C and Quantum warrants to acquire an aggregate of four million (4,000,000) shares of Phoenix Stock pursuant to the warrant agreements (the "Warrant Agreements") in the forms of Exhibits A-1 and A-2 hereto. S-C and Quantum will receive registration rights applicable to the shares of common stock issued upon exercise of the warrants, as set forth in the Registration Rights Agreement attached as Exhibit C hereto. Phoenix shall enter into the First Amendment to the Registration Rights Agreement, attached as Exhibit D hereto.

                    2.3 EXERCISE. At least five (5) Business Days prior to the date upon which Phoenix desires to exercise the Call Option, Phoenix shall deliver to S-C and Quantum written notice of such exercise. Such notice shall specify the Business Day for the purchase of the AA Shares. On the date specified in any such notice, Phoenix shall wire transfer the Call Exercise Price in immediately available funds to such account or accounts as S-C and Quantum shall designate to Phoenix. Promptly upon receipt thereof, S-C and Quantum shall cause Phoenix to be issued, in Phoenix's name as set forth in the notice, the AA Shares so purchased in certificated form and without legends except in respect of such restrictions on transfer as may be imposed by applicable Federal and state securities and "blue sky" laws.

                    2.4 AA PREFERENCE DISTRIBUTIONS. At such time (the "Preference Date") as Phoenix shall first acquire a Percentage Interest in AA greater than twenty (20%) percent (whether upon an exercise of the Call Option or on an exercise of the Put Option, provided that if Phoenix first acquires such Percentage Interest pursuant to an exercise of the Put Option, the Preference Date will be deemed to be the applicable Determination Date for such exercise), and until such time (the "100% Put") as S-C and Quantum shall have exercised the Put Option with respect to one hundred (100%) percent of the aggregate Percentage Interest in AA they then hold without regard to the adjustment required by Section 3.2(c)(assuming that a Put Closing has occurred with respect to such exercise and if so, effective as of the Determination Date for such Put Closing), the Articles of Association of AA





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shall be amended, effective on the Preference Date, to provide that, notwithstanding the respective Percentage Interests of S-C, Quantum and Phoenix, AA will distribute all dividends in respect of AA Shares as follows:

                 (a) in the event that, as of such time, AA Payments are less than $8,000,000, (i) the initial ten (10%) percent) of the First Preference Period Amount shall be distributed in accordance with the Percentage Interests in AA held on the Preference Date by S-C and Quantum on the one hand, and Phoenix on the other hand; and (ii) the remaining ninety (90%) percent of the First Preference Period Amount shall be distributed eighty (80%) percent to S-C and Quantum and twenty (20%) percent to Phoenix, in each case until the earlier of (x) such time ("Flip") as AA Payments equal $8,000,000 or (y) the 100% Put;

                 (b) from and after the Flip, (i) the initial ten (10%) percent of the Second Preference Period Amount shall be distributed in accordance with the Percentage Interests in AA held on the Preference Date by S-C and Quantum on the one hand, and Phoenix on the other hand; and (ii) the remaining ninety (90%) percent of the Second Preference Period Amount shall be distributed twenty (20%) percent to S-C and Quantum and eighty (80%) percent to Phoenix;

               (c) thereafter, one hundred (100%) percent to Phoenix until such time as Phoenix shall have received interest in an amount equal to five (5%) percent (based on a 365/366 day year and actual days elapsed) on the Principal Differential, calculated for the time period commencing on the date on which the First Preference Period Amount is first distributed eighty (80%) percent to S-C and Quantum and twenty (20%) percent to Phoenix and ending on the date on which Phoenix receives the amount it would have received prior to the Flip if all distributions made pursuant to Section 2.4(a) were instead made pursuant to Section 2.4(d); and

                 (d) thereafter, in accordance with the Percentage Interests in AA then held by S-C and Quantum on the one





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         hand and by Phoenix on the other hand.

                    2.5 Notwithstanding the foregoing, if, immediately following the 100% Put, the sum of AA Payments plus the Aggregate Phoenix Value (such sum, the "SCQ Amount") is less than $8 million, AA will distribute all dividends in respect of AA Shares as follows:

                    (a)(i) first, the First Partial Payment Amount shall be distributed in accordance with the respective Percentage Interests held by S-C, Quantum and Phoenix; and (ii) thereafter, eighty (80%) percent to S-C and Quantum and twenty (20%) percent to Phoenix; in each case until the SCQ Amount is equal to $8 million (the "end date");

                    (b) from and after the end date, (i) the Second Partial Payment Amount shall be distributed in accordance with the respective Percentage Interests held by S-C, Quantum and Phoenix; and (ii) thereafter, the Recapture Amount shall be distributed twenty (20%) percent to S-C and Quantum and eighty (80%) percent to Phoenix, or, if the aggregate Percentage Interest in AA held by S-C and Quantum is less than twenty (20%), to S-C, Quantum and Phoenix in accordance with their respective Percentage Interests in AA;

                    (c) thereafter, in accordance with the respective Percentage Interests in AA held by S-C, Quantum and Phoenix.

                    (d) For purposes of this Section 2.5, the following terms shall have the meanings specified below:

                    "Aggregate Phoenix Value" shall mean the amount equal to the sum of (x) the amount resulting when the number of Phoenix Shares received by S-C and Quantum on an exercise of the Put Option is multiplied by the Phoenix Share Price as of the Determination Date for such exercise, plus (y) the amount resulting when the number of Phoenix Shares received by S-C and Quantum on any other exercise of the Put Option is multiplied by the Phoenix Share Price as of the Determination Date for such exercise.

                    "First Partial Payment Amount" shall mean an amount equal to thirty-five (35%) percent of the number resulting when





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the difference between (x) the Percentage Interest in AA held by Phoenix immediately following the 100% Put and (y) twenty (20%) percent, is multiplied by (z) the excess, if any, of $8 million over the SCQ Amount immediately following exercise of the 100% Put.

                    "Payment A Amount" shall mean the amount resulting when the total amount of dividends paid by AA during the time period immediately following the 100% Put and ending on the end date, but excluding the First Partial Payment Amount, is multiplied by a fraction the numerator of which is equal to (x) eighty (80%) percent minus the Percentage Interest in AA held by S-C and Quantum immediately following the 100% Put, and the denominator of which is equal to (y) the Percentage Interest in AA held by S-C and Quantum immediately following the 100% Put minus twenty (20%) percent.

                    "Recapture Amount" shall mean the amount equal to the sum of (i) the Payment A Amount plus (ii) the number resulting when (x) the total amount of dividends paid by AA during the time period following the Preference Date and ending immediately prior to the 100% Put, but excluding amounts paid pursuant to Section 2.4(a)(i), is multiplied by (y) a fraction the numerator of which is equal to eighty (80%) percent minus the Percentage Interest in AA held by S-C and Quantum on the Preference Date, and the denominator of which is equal to the Percentage Interest in AA held by S-C and Quantum immediately following the 100% Put minus twenty (20%) percent.

                    "SCQ Amount" shall have the meaning given in this Section
2.5.

                    "Second Partial Payment Amount" shall mean an amount equal to thirty-five (35%) of the number resulting when the excess, if any, of (x) the aggregate Percentage Interest in AA held by S-C and Quantum immediately following the 100% Put over (y) twenty (20%) percent, is multiplied by (z) the Recapture Amount.

                    (e) For purposes of this Section 2.5, all calculations based on the occurrence of the 100% Put shall apply solely following the Put Closing for the 100% Put but, following such closing, shall be effective as of the





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Determination Date for such 100% Put.

                    2.6 OTHER AA DISTRIBUTIONS. During any time period in which Phoenix owns a Percentage Interest in AA equal to or less than twenty (20%) percent or following the 100% Put Date, AA will make all dividend payments in accordance with the Percentage Interests in AA then held by S-C and Quantum, on the one hand, and by Phoenix, on the other hand.

                    2.7 LIQUIDATION, REORGANIZATION OR SALE. (a) In the event of the sale, corporate reorganization or liquidation of AA on or following the Preference Date (the date of such event, the "Liquidation Date"), the proceeds of such sale, reorganization or liquidation shall be distributed as follows: (i) one hundred (100%) percent of the Liquidation Amount to S-C and Quantum; (ii) thereafter, one hundred (100%) percent of the Liquidation Differential to Phoenix; and (iii) thereafter, to S-C, Quantum and Phoenix in accordance with the amounts in their respective capital accounts with respect to their ownership in AA immediately prior to such sale, reorganization or liquidation. The Articles of Association of AA shall be amended following (but effective as of) the Preference Date to reflect the provisions of this Section 2.6.

                    (b) The foregoing provisions of Section 2.6(a) shall no longer apply following the 100% Put (assuming that a Put Closing has occurred with respect to such exercise and, if so, effective as of the Determination Date for such Put Closing); provided however, that the provisions of Section 2.6(a) shall be applicable following such 100% Put if the SCQ Amount is less than $8 million, in which case the definition of "Liquidation Amount" shall be deemed to mean an amount equal to $8,000,000 minus the SCQ Amount.

            SECTION 3.       PUT OPTION.

                    3.1 OPTION TERMS. Phoenix hereby grants to S-C and Quantum, effective as of the Acquisition Date, an option ("Put Option") to sell to Phoenix such number of AA Shares as shall, upon exercise, equal (a) at the sole option of S-C and Quantum, fifty (50%) percent or one hundred (100%) percent of their aggregate Percentage Interest in AA (if S-C and Quantum then own one hundred (100%) percent of AA) or (b) one hundred





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(100%) percent of their aggregate Percentage Interest in AA (if S-C and Quantum then own less than one hundred (100%) percent of AA, either as a result of a prior exercise of the Put Option or in the event the Call Option has been exercised, subject in each case to adjustment as required by Section 3.2(c).
The Put Option shall be exercisable in accordance with Section 3.3 hereof at any time during the period ("Put Term"), commencing on the second anniversary of the Acquisition Date and ending on the fifth anniversary of the Acquisition Date. The price payable by Phoenix upon exercise of the Put Option shall be determined as set forth in Section 3.2 hereof ("Put Exercise Price"). The effectiveness of the Put Option and the Call Option shall be conditioned on the amendment to the certificate of incorporation of Phoenix referred to in Section 5.1(d) hereof.

                    3.2. PUT EXERCISE PRICE. (a) If upon exercising the Put Option one hundred (100%) percent of the aggregate Percentage Interest in AA then held by S-C and Quantum is to be sold to Phoenix, the Put Exercise Price shall be a number of shares of Phoenix Stock, determined as of the Determination Date, equal to the lower of () eight million (8,000,000) shares, in the event the Call Option has not been exercised, or four million (4,000,000) shares, in the event the Call Option has been exercised and () the number obtained by dividing (x) the amount equal to the AA Amount minus the Payment Differential by (y) the Phoenix Share Price.

                    (b) If upon the exercise of the Put Option fifty (50%) percent of the aggregate Percentage Interest then held by S-C and Quantum in AA is to be sold to Phoenix and the Call Option has not been exercised, the Put Exercise Price shall be a number of shares of Phoenix Stock, determined as of the Determination Date, equal to the lower of (i) four million (4,000,000) shares and (ii) one-half of the number obtained by dividing (x) the amount equal to the AA Amount minus the Payment Differential by (y) the Phoenix Share Price.

                    (c) Notwithstanding any provision herein to the contrary: (i) if, after determining the Put Exercise Price pursuant to Section 3.2(a), the Actual Phoenix Value is less than the AA Amount, then the Percentage Interest in AA sold to Phoenix for such Put Exercise Price shall be reduced, pro rata,





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by the same percentage by which the Actual Phoenix Value is less than the AA
Amount; and (ii) if, after determining the Put Exercise Price pursuant to
Section 3.2(b), the Actual Phoenix Value is less than one-half the AA Amount, then the Percentage Interest in AA sold to Phoenix for such Put Exercise Price shall be reduced, pro rata by the same percentage by which the Actual Phoenix Value is less than one-half the AA Amount.

                    3.3. EXERCISE. The Put Option may be exercised by S-C or Quantum at any time during the Put Term by delivery of a written notice of exercise ("Exercise Notice") to Phoenix, irrevocable except as provided below, which notice will set forth the Determination Date, the Percentage Interest in AA held by S-C and Quantum, respectively, to be sold to Phoenix and the Put Exercise Price as determined by S-C and Quantum. Unless S-C and Quantum receive a written objection from Phoenix (an "objection notice") within five Business Days of the date of delivery of an Exercise Notice, the Put Closing shall occur on the sixth Business Day following the delivery date of such Exercise Notice and the Put Exercise Price shall be the price specified in such Exercise Notice. If S-C and Quantum receive a timely and complete objection notice from Phoenix, the parties shall cooperate in good faith to determine the Put Exercise Price in accordance with the provisions of Section 3.2 within fifteen Business Days from the date S-C and Quantum receive such objection notice and the Put Closing shall occur on the first Business Day following the date on which the Put Exercise Price is so determined. The objection notice delivered by Phoenix shall specify in detail the basis for the objection and Phoenix's determination of the Put Exercise Price. If the parties cannot agree to a determination of the Put Exercise Price within twenty Business Days of the date of an Exercise Notice, S-C or Quantum may revoke such Exercise Notice.
The Phoenix Shares and the AA Shares shall be in certificated form and without legends except in respect of such restrictions on transfer as may be imposed by applicable Federal and state securities and "blue sky" laws. A Certificate of Representations in the form of Exhibit B hereto shall be delivered to Phoenix at the Put Closing. At the Put Closing the parties shall, if necessary, make an adjustment with respect to any dividend payments made by AA between the applicable Determination Date and date of such Put Closing so that any such dividends shall be distributed to S-C, Quantum





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
and Phoenix in accordance with the provisions of Sections 2.4, 2.5 and 2.6, as then applicable, as if the Put Closing occurred on such Determination Date.

            SECTION 4. SHARES. The Phoenix Shares issued to S-C or Quantum upon exercise of the Put Option shall be, upon such issuance, fully paid and non-assessable. The AA Shares conveyed by S-C and Quantum upon exercise of the Call Option and/or Put Option shall be, upon such conveyance, fully paid, non-assessable, subject to no call or right of redemption and free and clear of all liens, claims and encumbrances of any nature.

            SECTION 5.  REPRESENTATIONS AND WARRANTIES.

                    5.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PHOENIX. Phoenix hereby represents, warrants and covenants to each of S-C and Quantum that:

                 (a) Phoenix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. Phoenix has the requisite corporate power and authority to perform its obligations hereunder.

                 (b) This Agreement has been duly authorized by all necessary corporate action on behalf of Phoenix, has been duly executed and delivered by authorized officers of Phoenix, and is a valid and binding agreement on the part of Phoenix that is enforceable against Phoenix in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                 (c) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated herein or therein will violate or be in conflict with any provision of the certificate of incorporation or bylaws of Phoenix or violate or be in conflict with any material debt, note, bond, lease, mortgage, indenture, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which Phoenix is a party, or violate or be in conflict with any law, judgment, decree, order, regulation or ordinance by which Phoenix is bound or affected.

                 (d) Phoenix shall use its best efforts to cause its certificate of incorporation to be amended on or before February 15, 1996 to increase its authorized number of shares of capital stock so that Phoenix will at all times have a sufficient number of shares of Phoenix Stock authorized and reserved for issuance to enable it to pay the Put Exercise Price and to issue the shares of Phoenix Stock required upon an exercise of the Warrants under the Warrant Agreements.

                 (e) The AA Shares which may be acquired by it will be purchased for investment for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Phoenix understands that the AA Shares have not been and may not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of Phoenix and others upon these exemptions is predicated in part upon this representation by Phoenix. Phoenix further understands that the AA Shares may not be transferred or resold without () registration under the Securities Act and any applicable state securities laws, or () an exemption from the requirements of the Securities Act and applicable state securities laws.

                          Phoenix understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the

         Securities and Exchange Commission (the "Commission") and that in any event Phoenix may not sell any AA Shares pursuant to Rule 144 prior to the expiration of a two-year period after it has acquired such AA Shares. Phoenix understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

                 (f) At the date hereof Phoenix is, and at the time of delivery of the Phoenix Stock to be delivered by it to S-C or Quantum on the exercise of the Put Option and on the exercise of the warrants will be, the sole lawful owner of and has, and will have, good and marketable title to such Phoenix Stock free and clear of any liens, charges, pledges, equities, encumbrances, security interests, community property rights, restrictions on transfer or other defects in title (collectively, "Liens"). Upon delivery of the Phoenix Stock to be delivered to S-C and Quantum hereunder, good and marketable title to such Phoenix Stock will pass to S-C and Quantum, free and clear of all Liens.

                    5.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF S-C AND QUANTUM. Each of S-C and Quantum, each with respect to itself, hereby represents, warrants and covenants to Phoenix that:

                 (a) S-C is a limited liability company, duly organized and validly existing under the laws of Delaware, and has the requisite power and authority and has been duly authorized to perform its obligations hereunder.

                 (b) Quantum is a limited duration company, duly organized and validly existing under the laws of the Cayman Islands, and has the requisite power and authority and has been duly authorized to perform its obligations hereunder.

                 (c) This Agreement has been duly authorized by all necessary action on the part of S-C and Quantum. This Agreement has been duly executed and delivered. This Agreement is a valid and binding agreement, enforceable against S-C and Quantum in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                 (d) The Phoenix Stock which may be acquired by S-C or Quantum will be purchased for investment for the account of S-C or Quantum and not with the view to, or for resale in connection with, any distribution or public offering thereof. S-C and Quantum understand that the Phoenix Stock has not been and may not be registered under the Securities Act) or any state securities laws by reason of its contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of Phoenix upon these exemptions is predicated in part upon this representation by S-C and Quantum. S-C and Quantum further understand that the Phoenix Stock may not be transferred or resold without () registration under the Securities Act and any applicable state securities laws, or () an exemption from the requirements of the Securities Act and applicable state securities laws.

                 S-C and Quantum understand that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Commission and that in any event Phoenix Stock may not be sold pursuant to Rule 144 prior to the expiration of a two-year period after the acquisition of such Phoenix Stock. S-C and Quantum understand that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

                 (e) At the date hereof each of S-C and Quantum is, and at the time of delivery of the AA Shares to be sold by it to Phoenix will be, the sole lawful owner of and has, and will have, good and marketable title to such AA

         Shares free and clear of any liens, charges, pledges, equities, encumbrances, security interests, community property rights, restrictions on transfer or other defects in title (collectively, "Liens"). Upon delivery of and payment for the AA Shares to be sold by S-C or Quantum hereunder, good and marketable title to such shares will pass to Phoenix, free and clear of all Liens. There are no outstanding options, warrants, rights or other agreements or arrangements to which S-C or Quantum is a party requiring S-C or Quantum at any time to transfer any of the AA Shares to be sold to Phoenix under the Call Option.

                 (f) S-C and Quantum shall cause AA to at all times during the Call Term to own twenty-five (25%) percent or more of the outstanding capital stock of Hainan.

                 (g) S-C and Quantum will not, during the Call Term, cause AA to (i) amend, modify or supplement its Articles of Association in a manner that would materially deprive Phoenix of the value it has bargained for under this Agreement, (ii) conduct any business other than the holding of the interests in Hainan or (iii) incur any indebtedness.

                 (h) S-C and Quantum have delivered to Phoenix true and complete copies of the Articles of Association of AA and of the material agreements entered into by AA in connection with the Acquisition.

         SECTION 6.       MISCELLANEOUS.

                    6.1. REPRESENTATIVE. S-C (or such other entity as S-C and Quantum may designate in writing to Phoenix) shall serve as the representative (the "Representative") of S-C and Quantum for purposes of receiving or delivering notices and instructions hereunder or accepting, paying or delivering the shares of stock or other consideration to be received, paid or delivered to or by S-C Quantum pursuant to the terms of this Agreement. Phoenix shall be entitled to deliver to the Representative notices addressed to either or both of S-C and Quantum, and Phoenix may take such action (consistent with the terms of this Agreement) as may be required by such notices or instructions as may be delivered to Phoenix by the Representative, including instructions concerning the issuance of warrants or shares of stock or the payment of other consideration as required hereby.

                    6.2. NOTICES. Every notice or other communication provided for in this Agreement to be given by one party to the other shall be in writing and shall be deemed given on the date delivered, if by hand delivery, or on the fourth day from the date sent, if by registered mail, postage prepaid to the other party at the address set forth below, or to such other address as may hereafter be designated by a party in writing pursuant hereto:

                             If to the Company, to:

                             Phoenix Information Systems Corp.
                             100 Second Avenue South, Suite 100
                             St. Petersburg, Florida 33701
                             Attention: Paul Henry

                             If to S-C and Quantum, to the
                             Representative at:

                             S-C Phoenix Holdings, L.L.C.
                             c/o The Chatterjee Group
                             888 Seventh Avenue, Suite 3000
                             New York, New York 10106
                             Attention: Peter Hurwitz, Esq.

                    6.3. ENTIRE AGREEMENT. This Agreement (including all other documents or instruments required to be delivered in connection herewith) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all previous agreements between them relating to the subject matter hereof whether written, oral or implied, and may not be changed or modified except by written agreement, signed by the party to be bound or his duly authorized representative.

                    6.4. WAIVERS. Failure of either party hereto to insist upon strict performance of the terms, conditions and provisions of this Agreement shall not be deemed a waiver of such terms, conditions or provisions or a waiver of future compliance therewith. No waiver of any terms, conditions or provisions hereof shall be deemed to have been made unless expressed in writing and signed by both parties, and shall not be construed as, or constitute, a continuing waiver of such term, condition or provision, or waiver of any other violation or, breach of or default under any other term, condition or provision of this Agreement or any other agreements provided for herein.

                    6.5. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not be given any effect in the construction or interpretation of this Agreement.

                    6.6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal law of the State of New York, without reference to any choice of law provisions thereof.

                    6.7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors permitted transferees and assigns. No party may assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of each other party hereto, except that S-C and Quantum may each transfer or assign its rights, benefits or obligations hereunder to one or more of its Affiliates without the prior written consent of any other party hereto.

                    6.8. FEES AND EXPENSES. Fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby including, without limitation, counsel fees, brokerage, finders or financial advisor fees and accounting fees, regardless of whether any of the transactions contemplated hereby are consummated ("Expenses") shall be paid as follows:

                    (a) Expenses incurred prior to July 5, 1995, shall be paid by the party which incurred such Expenses;

                    (b) Expenses incurred after July 5, 1995, and prior to October 24, 1995, relating to the Acquisition will be shared equally by Phoenix on the one hand and S-C and Quantum on the other hand;

                    (c) Expenses incurred after October 24, 1995, relating to the Acquisition shall be paid by S-C and Quantum;

                    (d) Expenses relating to the organization of AA, whenever incurred, shall be paid by S-C and Quantum; and

                    (e) Expenses in the nature of legal fees and disbursements relating to the preparation of this Agreement (exclusive of any negotiations, term sheets or letters of intent preliminary hereto) shall be paid () by Phoenix to the extent incurred by Phoenix and () by Phoenix to the extent incurred by S-C and Quantum, up to a maximum of $30,000.

                    (f) Expenses in the nature of brokerage, finders, financial advisory and similar fees shall be paid by the party initiating contact with such broker, finder or financial advisor.

                    6.9. TAX ELECTIONS. The parties agree that, upon the written request of Phoenix following any acquisition of AA Shares, they shall cause AA to make an election under Section 754 of the Internal Revenue Code of 1986, as amended, and any other similar election under any United States Federal, state or local income tax laws requested by Phoenix.

                    6.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        PHOENIX INFORMATION SYSTEMS CORP.




                                        By:
                                           -------------------------------------
                                           Title:



                                        S-C PHOENIX HOLDINGS, L.L.C.



                                        By:
                                           -------------------------------------
                                           Title:



                                        QUANTUM INDUSTRIAL PARTNERS LDC



                                        By:
                                           -------------------------------------
                                           Title:

                                  EXHIBIT A-1

                                Form of Warrant


                               WARRANT AGREEMENT



           WARRANT AGREEMENT, dated as of December 7, 1995 (the "Agreement"), by and among PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), S-C PHOENIX HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware ("S-C") and QUANTUM INDUSTRIAL PARTNERS LDC, a limited duration company organized under the laws of the Cayman Islands ("Quantum," each of S-C and Quantum, together with the successors and permitted assigns of each, a "Holder").

           WHEREAS, the Company proposes to issue and deliver its warrant certificates ("Warrant Certificates") evidencing 2,000,000 warrants (the "Warrants") each to purchase one newly issued share of common stock, par value $0.01 per share, of the Company ("Common Stock") in connection with that certain Options Agreement, dated December 7, 1995, by and among the Company, S-C and Quantum (the "Options Agreement").

           NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and each Holder, the

Company and each Holder agree as follows:

           1. Certain Definitions. The following terms, as used in this Agreement, have the following meanings:

           (a) "Affiliate" means, with respect to S-C and Quantum, (A)(a) any Person controlling, controlled by or under common control with S-C or Quantum and (b) if (1) controlling S-C or Quantum, such Person has a forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum, (2) controlled by S-C or Quantum has a forty percent (40%) or more voting and beneficial ownership interest in such Person and (3) under common control with S-C or Quantum, the Person(s) having such common control have forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum and such Person, and (B) any Person for which George Soros d/b/a Soros Fund Management or Chatterjee Fund Management Co. LP, a Delaware limited partnership, is acting as investment manager or investment adviser, in each case with investment discretion. For purposes of this definition, the term "control," when used with respect to any Person, shall include the power to exercise discretion over the investments of such Person, and the terms "controlling" and "controlled" have corresponding meanings.

           (b) "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York City are closed for general business.

           (c)      "Common Stock" has the meaning set forth in the preamble.

           (d) "Exercise Period" means the period beginning on the second anniversary of the Acquisition Date and ending at 5 p.m. New York City time on the fifth anniversary of the Acquisition Date.

           (e) "Exercise Price" means an amount per share equal to eighty-five percent (85%) of the Market Price (as defined hereafter). As used herein, "Market Price" shall mean the average of the closing prices of the Common Stock sales on all domestic exchanges on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 p.m. New York City time, or if on any day the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporation or any similar successor organization, in each such case averaged over the period of 10 consecutive Business Days immediately prior to through 20 Business Days immediately following the Acquisition (as defined in the Options Agreement); provided that if the Common Stock is listed on any domestic exchange the term "Business Days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the Market Price shall be deemed to be the fair market value thereof as of the date of exercise, determined by an independent appraiser selected by the Company and acceptable to each Holder.

           (f) "Expiration Date" for the Warrants means the last day of the Exercise Period.

           (g)      "Holder" has the meaning set forth in the pre amble.

           (h) "Investor Representative" shall be S-C Phoenix Holdings, L.L.C., a Delaware limited liability company, or its successor in interest, or the assigned representative of such Person (it being agreed that at all times there shall be no more than one Investor Representative).

           (i) "Person" means any individual, corporation, limited liability company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           (j) "Underlying Common Stock" means the shares of Common Stock purchasable by each Holder upon the exercise of the Warrants.

           (k)      "Warrants" has the meaning set forth in the pream ble.

           (l) "Warrant Certificates" means the certificates evidencing the Warrants.
           2. Issue of Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which signed by an authorized signatory of the Company and may have such legends and endorsements typed, stamped or printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and the Options Agreement. Warrant Certificates evidencing 2,000,000 Warrants may be executed by any authorized officer of the Company. Warrant Certificates evidencing all 2,000,000 Warrants shall be delivered in the names of the Holders to the Investor Representative at the closing of the Acquisition (as defined in the Options Agreement).

           3.       Exercise Price; Exercise of Warrants.

                    (a) Exercise Price. Each Warrant shall entitle the Holder, subject to the provisions of this Agreement, to purchase one share of Common Stock at a purchase price per share equal to the Exercise Price.

                    (b)     Exercise of Warrants Generally.

                            (i)      Exercise During Exercise Period.  The
aggregate number of Warrants that may be exercised at any time during the Exercise Period shall be 2,000,000. All Warrants not exercised during the Exercise Period shall expire at 5 p.m. New York City time on the Expiration Date.

                            (ii)     Liquidation Event.  If the Company is
liquidated
in accordance with the provisions of its Certificate of Incorporation, then the Warrants shall be deemed to have been exercised.

                            (iii)    Method of Exercise; Payment of Exercise
Price. In order to exercise any or all of the Warrants repre sented by a Warrant Certificate, the Holder thereof must surrender the Warrant Certificate to the Company for exercise, with the reverse side of the Warrant Certificate duly executed, together with any required payment in full of the Exercise Price for each share of Underlying Common Stock to which such Holder is entitled, any such payment of the Exercise Price to be made by check or wire transfer to an account designated by the Company. If a Holder elects to exercise only a portion of the Warrants represented by the Warrant Certificate or Certificates registered in its name, then the remaining portion of such Warrants shall be returned to such Holder in the form of a new Warrant Certificate. Upon surrender of a Warrant Certificate and the payment of the Exercise Price in conformity with the foregoing provisions, the Company shall promptly issue to the Holder of such Warrant Certificate share certificates representing the Underlying Common Stock to which such Holder is entitled, registered in the name of such Holder or the name or names of such Affiliates of such Holder as may be directed in writing by such Holder, and shall deliver such share certificates to the Person or Persons entitled to receive the same. The Company shall issue such share certificates within five Business Days after the payment of the Exercise Price of the Warrants by such Holder, but such shares shall be deemed issued and outstanding on the date the Warrant is exercised and the Exercise Price is paid to the Company.

                    (c) Exercise by Surrender of Warrant; Exercise with Shares of Common Stock. In addition to the method of exercise set forth in
Section 3(b)(3) above and in lieu of any cash payment required thereunder, each Holder shall have the right at any time and from time to time to exercise the Warrants in full or in part (i) by surrendering its Warrant Certificate in the manner specified in Section 3(b)(3) in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined hereafter) of the Common Stock less the Exercise Price and the denominator of which is such Market Price, or (ii) by surrendering the Warrant Certificate in the manner specified in Section 3(b)(3) above and making any required payment in whole or in part of the Exercise Price for each share of Underlying Common Stock to which such Holder is entitled with shares of Common Stock (valued at the Market Price).

           4. Adjustments. The Exercise Price shall be subject to adjustment as follows:

                    (a) In the event the Company shall issue additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable with additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) with respect to Common Stock or effect a split or subdivision of the outstanding shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased, and the number of Underlying Common Stock shall be proportionately adjusted so that, to avoid dilution of each Holder's position, each Holder shall thereafter be entitled to receive at such adjusted price an additional number of shares of the Company's Common Stock which such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event.

                    (b) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Underlying Common Stock shall be proportionately adjusted so that each Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number of shares of Common Stock which each Holder would have owned upon such exercise and been entitled to receive, if such Warrant had been exercised immediately prior to the happening of such combination or consolidation.

                    (c) In the event of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation or entity, the Warrants shall thereafter be exercisable for the number of shares of capital stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion hereof would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests of each Holder thereafter, to the end that the provisions set forth herein (including provisions with respect to adjustments in the Exercise Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the exercise of Warrants. At the request of a Holder, the resulting or surviving entity in any such consolidation or merger, if other than the Company, shall acknowledge in writing such Holder's rights hereunder.

           5. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall deliver to the Holder of such Warrant Certificate, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection herewith. Every new Warrant Certificate executed and delivered pursuant to this Section 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed

Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefit of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

           6. Reservation and Authorization of Common Stock. The Company shall, at all times until the Warrants have been exercised or have expired, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as is sufficient for the purpose of permitting the exercise in full of all outstanding Warrants.

           7. Limitations on Transfer; Warrant Transfer Books. The Warrants may be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of (collectively, "transferred") only to Affiliates of a Holders. The Company shall cause to be kept at the principal executive office of the Company a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided.

           The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and the Underlying Common Stock to be purchased upon the exercise of this

Warrant will be acquired, as an investment and not with a view to the distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder, and that neither this Warrant nor any of the Underlying Common Stock may be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act. Upon exercise of any Warrant, the Holder thereof shall deliver to the Company a Certificate of Representation as set forth in the Options Agreement.

           The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Underlying Common Stock shall bear a legend substantially similar to the following:

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except
              (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act."

           At the option of a Holder, Warrant Certificates may be exchanged at such office upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the

Company shall execute and deliver the Warrant Certificates that the Holder thereof is entitled to receive. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

           Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder thereof. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrant Certificates.

           8. No Voting or Dividend Rights. Prior to the exercise of the Warrants, neither Holder, as a Holder of Warrant Certificates, shall be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive right, but each Holder of Warrant Certificates shall receive all notices sent to shareholders of the Company, including any notice of meetings of shareholders, and shall have the right to attend or observe such meetings.

           9. Termination. Notwithstanding anything in this Agreement to the contrary, if a Holder materially breaches its obligations under the Options Agreement with respect to the Call Option (as such term is defined in the Option Agreement), this Agreement shall terminate upon such breach with respect to the breaching Holder. In the event of termination as provided herein, this Agreement, including all unexercised Warrants issued to such breaching Holder, shall become void with respect to such Holder. Nothing in this Section 9 shall be construed to limit any right or remedy of the Company in the event of such breach.

           10. Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be sufficiently given or made upon receipt thereof, if made by personal delivery or facsimile transmission (with confirmed receipt thereof), or four Business Days after mailed, if sent by first-class mail, postage prepaid, addressed to the Investor Representative or the Company, as the case may be, at their respective addresses below, or such other address as shall have been furnished in accordance with this Section 10 to the party giving or making such notice, demand or delivery:

                    (a)     If to the Company, to it at:

                            Phoenix Information Systems Corp.
                            100 Second Avenue South, Suite 100
                            St. Petersburg, Florida  33701
                            Attention:  Robert P. Gordon, Chairman
                            Facsimile:  813-821-7565

                    (b)     If to the Holder, to the Investor
                            Representative at:

                            S-C Phoenix Holdings, L.L.C.
                            c/o The Chatterjee Group
                            888 Seventh Avenue, Suite 3000
                            New York, New York  10106
                            Attention:  Mr. James Peet
                            Facsimile:  212-489-2005

                            With a copy to: Peter A. Hurwitz, Esq.

                            With a Copy to:

                            Soros Fund Management
                            888 Seventh Avenue, Suite 3300
                            New York, New York  10106
                            Attention:  Sean A. Warren, Esq.
                            Facsimile:  212-489-20056

           11. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflicts of law principles thereof. The Company and each Holder hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company and each Holder irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

           12. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Neither Holder may assign any of its rights hereunder separate from a transfer of the Warrants in accordance with Section 7 hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

           13. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder of the Warrants and the Company.

           16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
                                     PHOENIX INFORMATION SYSTEMS CORP.


                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:



                                     S-C PHOENIX HOLDINGS, L.L.C.




                                     By
                                       -----------------------------------------
                                      Name:
                                      Title:


                                     QUANTUM INDUSTRIAL PARTNERS LDC



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                              WARRANT CERTIFICATE

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE
                AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE
             THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
              OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT
             APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY
             SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN EXEMPTION FROM
                          REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW.

                       WARRANTS TO PURCHASE COMMON STOCK
                      OF PHOENIX INFORMATION SYSTEMS CORP.

No.___              1,000,000 Warrants

           This certifies that S-C Phoenix Holdings, L.L.C. is the owner of the number of Warrants set forth above, each of which represents the right to purchase from PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 100 Second Avenue South, Suite 1100, St. Petersburg, Florida 33701 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire at 5:00 p.m. New York City time on the Expiration Date.

           This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of December 7, 1995 (the "Warrant Agreement"), among the Company and S-C Phoenix Holdings, L.L.C. and Quantum Industrial Partners LDC, and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

                    100 Second Avenue South
                    Suite 1100
                    St. Petersburg, Florida 33701

The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.

           All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satisfaction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are transferable, subject to the terms of the Warrant Agreement, by the registered holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered holder and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

        This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

 Dated:___________, 19__

                                     PHOENIX INFORMATION SYSTEMS CORP.



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                         REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:        Phoenix Information Systems Corp.

The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of PHOENIX INFORMATION SYSTEMS CORP. and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Phoenix Information Systems Corp.), all at the Exercise Price (as defined in the Warrant Agreement) and on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned has delivered to the Company the Certificate of Representations as set forth in the Warrant Agreement. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Phoenix Information Systems Corp. and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_________, 19__.

                                                                               1
                                            -----------------------------------




____________________

1/ The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                        ----------------------------------------
                                         Signature of Owner


                                        ----------------------------------------
                                         (Street Address)


                                        ----------------------------------------
                                         (City)    (State)    (Zip Code)



Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT

           For VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

                                       Social Security
Names of                             or other Identifying             Number of
Assignees         Address            Number of Assignee(s)             Warrants
- ---------         -------            ---------------------             --------





and does hereby irrevocably constitute and appoint _______________ the undersigned's attorney to make such transfer on the books of Phoenix Information Systems Corp. maintained for the purpose, with full power of substitution.

Dated:  ___________, 19__

                                       -----------------------------------------


- ------------------------------




_____________

(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                              WARRANT CERTIFICATE

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE
                AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE
             THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
              OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT
             APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY
             SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN EXEMPTION FROM
                          REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW.

                       WARRANTS TO PURCHASE COMMON STOCK
                      OF PHOENIX INFORMATION SYSTEMS CORP.

No.___           1,000,000 Warrants

                 This certifies that Quantum Industrial Partners LDC is the owner of the number of Warrants set forth above, each of which represents the right to purchase from PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 100 Second Avenue South, Suite 1100, St. Petersburg, Florida 33701 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire at 5:00 p.m. New York City time on the Expiration Date.

                 This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of December 7, 1995 (the "Warrant Agreement"), among the Company and S-C Phoenix Holdings, L.L.C. and Quantum Industrial Partners LDC, and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

                         100 Second Avenue South
                         Suite 1100
                         St. Petersburg, Florida 33701

The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.

                 All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satisfaction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are transferable, subject to the terms of the Warrant Agreement, by the registered holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered holder and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                 This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

Dated:___________, 19__

                                        PHOENIX INFORMATION SYSTEMS CORP.



                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                         REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:     Phoenix Information Systems Corp.

                 The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of PHOENIX INFORMATION SYSTEMS CORP. and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Phoenix Information Systems Corp.), all at the Exercise Price (as defined in the Warrant Agreement) and on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned has delivered to the Company the Certificate of Representations as set forth in the Warrant Agreement. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Phoenix Information Systems Corp. and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.
Date:_________, 19__.
                                                                               2
                                        ---------------------------------------




____________________

2/ The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                        ----------------------------------------
                                         Signature of Owner


                                        ----------------------------------------
                                         (Street Address)


                                        ----------------------------------------
                                         (City)    (State)    (Zip Code)




Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT

                 For VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

                                       Social Security
Names of                             or other Identifying             Number of
Assignees         Address            Number of Assignee(s)             Warrants
- ---------         -------            ---------------------             --------





and does hereby irrevocably constitute and appoint _______________ the undersigned's attorney to make such transfer on the books of Phoenix Information Systems Corp. maintained for the purpose, with full power of substitution.

Dated:  ___________, 19__



                                         ---------------------------------------



- -------------------------



_____________

(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT A-2

                                Form of Warrant


                               WARRANT AGREEMENT


           WARRANT AGREEMENT, dated as of December 7, 1995 (the "Agreement"), by and among PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), S-C PHOENIX HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware ("S-C") and QUANTUM INDUSTRIAL PARTNERS LDC, a limited duration company organized under the laws of the Cayman Islands ("Quantum," each of S-C and Quantum, together with the successors and permitted assigns of each, a "Holder").

           WHEREAS, the Company proposes to issue and deliver its warrant certificates ("Warrant Certificates") evidencing 2,000,000 warrants (the "Warrants") each to purchase one newly issued share of common stock, par value $0.01 per share, of the Company ("Common Stock") in connection with that certain Options Agreement, dated December 7, 1995, by and among the Company, S-C and Quantum (the "Options Agreement").

           NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and each Holder, the Company and each Holder agree as follows:

           1. Certain Definitions. The following terms, as used in this Agreement, have the following meanings:

           (a) "Affiliate" means, with respect to S-C and Quantum, (A)(a) any Person controlling, controlled by or under common control with S-C or Quantum and (b) if (1) controlling S-C or Quantum, such Person has a forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum, (2) controlled by S-C or Quantum has a forty percent (40%) or more voting and beneficial ownership interest in such Person and (3) under common control with S-C or Quantum, the Person(s) having such common control have forty percent (40%) or more voting and beneficial ownership interest in S-C or Quantum and such Person, and (B) any Person for which George Soros d/b/a Soros Fund Management or Chatterjee Fund Management Co. LP, a Delaware limited partnership, is acting as investment manager or investment adviser, in each case with investment discretion. For purposes of this definition, the term "control," when used with respect to any Person, shall include the power to exercise discretion over the investments of such Person, and the terms "controlling" and "controlled" have corresponding meanings.

           (b) "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York City are closed for general business.

           (c)      "Common Stock" has the meaning set forth in the preamble.

           (d) "Exercise Period" means the period beginning on the Seventh Business Day following the date hereof (as defined in the Options Agreement) and ending at 5 p.m. New York City time on the earlier to occur of (i) the 25th Business Day following the Acquisition Date (as defined in the Options Agreement) and (ii) the 120th day following such Seventh Business Day from the date hereof.

           (e) "Exercise Price" means $4 per share (as provided in Section 3 and subject to adjustment as provided in Section 4).

           (f) "Expiration Date" for the Warrants means the last day of the Exercise Period.

           (g)      "Holder" has the meaning set forth in the pre amble.

           (h) "Investor Representative" shall be S-C Phoenix Holdings, L.L.C., a Delaware limited liability company, or its successor in interest, or the assigned representative of such Person (it being agreed that at all times there shall be no more than one Investor Representative).

           (i) "Person" means any individual, corporation, limited liability company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           (j) "Underlying Common Stock" means the shares of Common Stock purchasable by each Holder upon the exercise of the Warrants.

           (k)      "Warrants" has the meaning set forth in the pream ble.

           (l) "Warrant Certificates" means the certificates evidencing the Warrants.

           2. Issue of Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which signed by an authorized signatory of the Company and may have such legends and endorsements typed, stamped or printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and the Options Agreement. Warrant Certificates evidencing 2,000,000 Warrants may be executed by any authorized officer of the Company. Warrant Certificates evidencing all 2,000,000 Warrants shall be delivered in the names of the Holders to the Investor Representative at the closing of the Acquisition (as defined in the Options Agreement).

           3.       Exercise Price; Exercise of Warrants.

                    (a) Exercise Price. Each Warrant shall entitle the Holder, subject to the provisions of this Agreement, to purchase one share of Common Stock at a purchase price per share equal to the Exercise Price.

                    (b)     Exercise of Warrants Generally.

                            (i)      Exercise During Exercise Period.  The
aggregate number of Warrants that may be exercised at any time during the Exercise Period shall be 2,000,000. All Warrants not exercised during the Exercise Period shall expire at 5 p.m. New York City time on the Expiration Date.

                            (ii)     Liquidation Event.  If the Company is
liquidated in accordance with the provisions of its Certificate of Incorporation, then the Warrants shall be deemed to have been exercised.

                            (iii)    Method of Exercise; Payment of Exercise
Price. In order to exercise any or all of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender the Warrant

Certificate to the Company for exercise, with the reverse side of the Warrant Certificate duly executed, together with any required payment in full of the Exercise Price for each share of Underlying Common Stock to which such Holder is entitled, any such payment of the Exercise Price to be made by check or wire transfer to an account designated by the Company. If a Holder elects to exercise only a portion of the Warrants represented by the Warrant Certificate or Certificates registered in its name, then the remaining portion of such Warrants shall be returned to such Holder in the form of a new Warrant Certificate. Upon surrender of a Warrant Certificate and the payment of the Exercise Price in conformity with the foregoing provisions, the Company shall promptly issue to the Holder of such Warrant Certificate share certificates representing the Underlying Common Stock to which such Holder is entitled, registered in the name of such Holder or the name or names of such Affiliates of such Holder as may be directed in writing by such Holder, and shall deliver such share certificates to the Person or Persons entitled to receive the same. The Company shall issue such share certificates within five Business Days after the payment of the Exercise Price of the Warrants by such Holder, but such shares shall be deemed issued and outstanding on the date the Warrant is exercised and the Exercise Price is paid to the Company.

                    (c) Exercise by Surrender of Warrant; Exercise with Shares of Common Stock. In the event that the Acquisition (as defined in the Options Agreement) is consummated, in addition to the method of exercise set forth in Section 3(b)(3) above and in lieu of any cash payment required thereunder, each Holder shall have the right at any time and from time to time to exercise the Warrants in full or in part (i) by surrendering its Warrant Certificate in the manner specified in Section 3(b)(3) in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined hereafter) of the Common Stock less the Exercise Price and the denominator of which is such Market Price, or (ii) by surrendering the Warrant Certificate in the manner specified in Section 3(b)(3) above and making any required payment in whole or in part of the Exercise Price for each share of Underlying Common Stock to which such Holder is entitled with shares of Common Stock (valued at the Market Price). As used herein, "Market Price" shall mean the average of the closing prices of the Common Stock sales on all domestic exchanges on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 p.m. New York City time, or if on any day the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation

Bureau, Incorporation or any similar successor organization, in each such case averaged over a period of 10 consecutive Business Days immediately prior to through 20 Business Days immediately following the Acquisition (as defined in the Options Agreement); provided that if the Common Stock is listed on any domestic exchange the term "Business Days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the Market Price shall be deemed to be the fair market value thereof as of the date of exercise, determined by an independent appraiser selected by the Company and acceptable to the Holders.

           4. Adjustments. The Exercise Price shall be subject to adjustment as follows:

                    (a) In the event the Company shall issue additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable with additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) with respect to Common Stock or effect a split or subdivision of the outstanding shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased, and the number of Underlying Common Stock shall be proportionately adjusted so that, to avoid dilution of each Holder's position, each Holder shall thereafter be entitled to receive at such adjusted price an additional number of shares of the Company's Common Stock which such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event.

                    (b) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Underlying Common Stock shall be proportionately adjusted so that each Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number of shares of Common Stock which each Holder would have owned upon such exercise and been entitled to receive, if such Warrant had been exercised immediately prior to the happening of such combination or consolidation.

                    (c) In the event of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation or entity, the Warrants shall thereafter be exercisable for the number of shares of capital stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion hereof would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests of each Holder thereafter, to the end that the provisions set forth herein (including provisions with respect to adjustments in the Exercise Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the exercise of Warrants. At the request of a Holder, the resulting or surviving entity in any such consolidation or merger, if other than the Company, shall acknowledge in writing such Holder's rights hereunder.

            5. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall deliver to the Holder of such Warrant Certificate, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection herewith. Every new Warrant Certificate executed and delivered pursuant to this Section 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefit of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

           6. Reservation and Authorization of Common Stock. The Company shall, at all times until the Warrants have been exercised or have expired, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as is sufficient for the purpose of permitting the exercise in full of all outstanding Warrants.

           7. Limitations on Transfer; Warrant Transfer Books. The Warrants may be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of (collectively, "transferred") only to Affiliates of a Holder. The Company shall cause to be kept at the principal executive office of the Company a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided.

           The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and the Underlying Common Stock to be purchased upon the exercise of this Warrant will be acquired, as an investment and not with a view to the distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder, and that neither this Warrant nor any of the Underlying Common Stock may be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act. Upon exercise of any Warrant, the Holder thereof shall deliver to the Company a Certificate of Representation as set forth in the Options Agreement.

           The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Underlying Common Stock shall bear a legend substantially similar to the following:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except
            (i) pursuant to an effective registration statement under the Act,

            (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act."

           At the option of a Holder, Warrant Certificates may be exchanged at such office upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder thereof is entitled to receive. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

           Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder thereof. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrant Certificates.

           8. No Voting or Dividend Rights. Prior to the exercise of the Warrants, neither Holder, as a Holder of Warrant Certificates, shall be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive right, but each Holder of Warrant Certificates shall receive all notices sent to shareholders of the Company, including any notice of meetings of shareholders, and shall have the right to attend or observe such meetings.

           9. Termination. Notwithstanding anything in this Agreement to the contrary, if a Holder materially breaches its obligations under the Options Agreement with respect to the Call Option (as such term is defined in the Option Agreement), this Agreement shall terminate upon such breach with respect to the breaching Holder. In the event of termination as provided herein, this Agreement, including all unexercised Warrants issued to such breaching Holder, shall become void with respect to such Holder. Nothing in this Section 9 shall be construed to limit any right or remedy of the Company in the event of such breach.

           10. Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be sufficiently given or made upon receipt thereof, if made by personal delivery or facsimile transmission (with confirmed receipt thereof), or four Business Days after mailed, if sent by first-class mail, postage prepaid, addressed to the Investor Representative or the Company, as the case may be, at their respective addresses below, or such other address as shall have been furnished in accordance with this Section 10 to the party giving or making such notice, demand or delivery:

                    (a)     If to the Company, to it at:

                            Phoenix Information Systems Corp.
                            100 Second Avenue South, Suite 100
                            St. Petersburg, Florida  33701

                            Attention:  Robert P. Gordon, Chairman
                            Facsimile:  813-821-7565

                    (b)     If to the Holder, to the Investor
                            Representative at:

                            S-C Phoenix Holdings, L.L.C.
                            c/o The Chatterjee Group
                            888 Seventh Avenue, Suite 3000
                            New York, New York  10106
                            Attention:  Mr. James Peet
                            Facsimile:  212-489-2005

                            With a copy to:  Peter A. Hurwitz, Esq.

                            With a copy to:

                            Soros Fund Management
                            888 Seventh Avenue, Suite 3300
                            New York, New York  10106
                            Attention:  Sean A. Warren, Esq.
                            Facsimile:  212-489-2005

           11. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflicts of law principles thereof. The Company and each Holder hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company and each Holder irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

           12. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Neither Holder may assign any of its rights hereunder separate from a transfer of the Warrants in accordance with Section 7 hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

           13. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder of the

Warrants and the Company.

           16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
                                     PHOENIX INFORMATION SYSTEMS CORP.



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     S-C PHOENIX HOLDINGS, L.L.C.



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     QUANTUM INDUSTRIAL PARTNERS LDC



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                              WARRANT CERTIFICATE

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE
                AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE
             THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
              OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT
             APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY
             SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION
               OF SECURITIES), OR (iii) PURSUANT TO AN EXEMPTION
                        FROM REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW.

                       WARRANTS TO PURCHASE COMMON STOCK
                      OF PHOENIX INFORMATION SYSTEMS CORP.

No.___              1,000,000 Warrants

           This certifies that Quantum Industrial Partners LDC is the owner of the number of Warrants set forth above, each of which represents the right to purchase from PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 100 Second Avenue South, Suite 1100, St. Petersburg, Florida 33701 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, or by surrender of this Warrant Certificate in lieu of cash payment, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire at 5 p.m. New York City time on the Expiration Date.

           This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of December 7, 1995 (the "Warrant Agreement"), among the Company and S-C Phoenix Holdings, L.L.C. and Quantum Industrial Partners LDC, is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

                    100 Second Avenue South
                    Suite 1100
                    St. Petersburg, Florida 33701

The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.

           All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satisfaction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are transferable, subject to the terms of the Warrant Agreement, by the registered holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered holder and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

           This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

Dated:___________, 19__

                                     PHOENIX INFORMATION SYSTEMS CORP.



                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                         REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:        Phoenix Information Systems Corp.

           The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of PHOENIX INFORMATION SYSTEMS CORP. and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Phoenix Information Systems Corp., and constituting the Exercise Price (as defined in the Warrant Agreement) for the shares as to which the Warrants evidenced by this Warrant Certificate are exercised) or has surrendered this Warrant Certificate in lieu of cash payment in accordance with the terms of Section 3(c) of the Warrant Agreement, all on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned has delivered to the Company the Certificate of Representations as set forth in the Warrant Agreement. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Phoenix Information Systems Corp. and directs that the shares of

Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_________, 19__.
                                                                              3
                                        ---------------------------------------
                                         Signature of Owner


                                        ----------------------------------------
                                         (Street Address)


                                        ----------------------------------------
                                         (City)    (State)     (Zip Code)



Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:





____________________

3/ The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                               FORM OF ASSIGNMENT

           For VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

                                        Social Security
Names of                             or other Identifying             Number of
Assignees         Address            Number of Assignee(s)             Warrants
- ---------         -------            ---------------------             --------





and does hereby irrevocably constitute and appoint _______________ the undersigned's attorney to make such transfer on the books of Phoenix Information Systems Corp. maintained for the purpose, with full power of substitution.

Dated:  ___________, 19__


                                         ---------------------------------------


- -------------------------




_____________

(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                              WARRANT CERTIFICATE

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE
                AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE
             THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
              OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT
             APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY
             SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION
               OF SECURITIES), OR (iii) PURSUANT TO AN EXEMPTION
                        FROM REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW.

                       WARRANTS TO PURCHASE COMMON STOCK
                      OF PHOENIX INFORMATION SYSTEMS CORP.

No.___           1,000,000 Warrants

                 This certifies that S-C Phoenix Holdings, L.L.C. is the owner of the number of Warrants set forth above, each of which represents the right to purchase from PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 100 Second Avenue South, Suite 1100, St. Petersburg, Florida 33701 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, or by surrender of this Warrant Certificate in lieu of cash payment, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire at 5 p.m. New York City time on the Expiration Date.

                 This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of December 7, 1995 (the "Warrant Agreement"), among the Company and S-C Phoenix Holdings, L.L.C. and Quantum Industrial Partners LDC, is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

                         100 Second Avenue South
                         Suite 1100
                         St. Petersburg, Florida 33701

The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.

                 All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satisfaction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are transferable, subject to the terms of the Warrant Agreement, by the registered holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered holder and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                 This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

Dated:___________, 19__

                                        PHOENIX INFORMATION SYSTEMS CORP.



                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                         REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:     Phoenix Information Systems Corp.

                 The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of PHOENIX INFORMATION SYSTEMS CORP. and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Phoenix Information Systems Corp., and constituting the Exercise Price (as defined in the Warrant Agreement) for the shares as to which the Warrants evidenced by this Warrant Certificate are exercised) or has surrendered this Warrant Certificate in lieu of cash payment in accordance with the terms of Section 3(c) of the Warrant Agreement, all on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned has delivered to the Company the Certificate of Representations as set forth in the Warrant Agreement. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Phoenix Information Systems Corp. and directs that the shares of

Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto. Date:_________, 19__.
                                                                               4
                                        ---------------------------------------
                                         Signature of Owner


                                        ---------------------------------------
                                         (Street Address)


                                        ---------------------------------------
                                         (City)    (State)     (Zip Code)



Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:





____________________

4/ The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                  FORM OF ASSIGNMENT

                 For VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

                                        Social Security
Names of                             or other Identifying             Number of
Assignees         Address            Number of Assignee(s)             Warrants
- ---------         -------            ---------------------             --------





and does hereby irrevocably constitute and appoint _______________ the undersigned's attorney to make such transfer on the books of Phoenix Information Systems Corp. maintained for the purpose, with full power of substitution.

Dated:  ___________, 19__


                                      ------------------------------------------


- -------------------------




_____________

(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT B

                     Form of Certificate of Representations

The undersigned, in connection with the Options Agreement, dated December 7, 1995 (the "Agreement"), among Phoenix Information Systems Corp., a Delaware corporation (the "Company"), and S-C Phoenix Holdings, L.L.C., a limited liability company organized under the laws of ____________, hereby makes each of the representations contained in Section 5.2 of the Agreement and further represents that it has performed, in all material respect, each of its obligations thereunder.

The undersigned further represents that it qualifies as an "accredited investor" as that term is used in Regulation D promulgated under the Securities Act of 1933, as amended , because it is an entity, all of whose equity owners are accredited investors.


S-C PHOENIX HOLDINGS, L.L.C.



     By:                                     Title:
        ----------------------------------

                                   EXHIBIT C

                     Form of Registration Rights Agreement

                     Form of Certificate of Representations

The undersigned, in connection with the Options Agreement, dated December 7, 1995 (the "Agreement"), among Phoenix Information Systems Corp., a Delaware corporation (the "Company"), and Quantum Industrial Partners LDC, a limited duration company organized under the laws of ____________, hereby makes each of the representations contained in Section 5.2 of the Agreement and further represents that it has performed, in all material respect, each of its obligations thereunder.

The undersigned further represents that it qualifies as an "accredited investor" as that term is used in Regulation D promulgated under the Securities Act of 1933, as amended , because it is an entity, all of whose equity owners are accredited investors.


                                  QUANTUM INDUSTRIAL PARTNERS LDC



                                  By:
                                     -------------------------------------------
                                     Title: